SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 28, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)


                 Ohio                               31-0676346
       ---------------------------        ------------------------------
      (State or other jurisdiction       (IRS Employer Identification No.)
            of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360

ITEM 5.  OTHER EVENTS.

On May 27, 2003, Dayton Superior Corporation announced that it intended to offer, subject to market and other conditions, $150 million of senior second secured notes in a private placement. A copy of the company's press release dated May 27, 2003 is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K

99.1         Press release of the Company dated May 27, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DAYTON SUPERIOR CORPORATION



                                 By: /s/Thomas W. Roehrig
                                    ------------------------------------------
                                     Name: Thomas W. Roehrig
                                     Title: Vice President, Corporate Accounting

Date:  May 28, 2003